MASTERS’ SELECT FUNDS TRUST

Supplement dated July 1, 2011
to Prospectus of the Masters’ Select Funds dated April 29, 2011

Notice to Existing and Prospective Shareholders of Masters’ Select Smaller Companies Fund:

Effective July 1, 2011, Cove Street Capital, LLC is added as a sub-advisor, and Jeff Bronchick of Cove Street Capital, LLC is added as a portfolio manager, to the Masters’ Select Smaller Companies Fund.

Effective June 30, 2011, Reed Conner and Birdwell, LLC is removed as a sub-advisor, and Tom Kerr and Jeff Bronchick of Reed Conner and Birdwell, LLC are removed as portfolio managers, to the Masters’ Select Smaller Companies Fund.  All references in the Prospectus dated April 29, 2011 to Tom Kerr, Jeff Bronchick and Reed Conner and Birdwell, LLC are hereby deleted.

The following information replaces the table beginning on page 13 of the Prospectus:
(Changes are in bold face type and underlined)

INVESTMENT ADVISOR	PORTFOLIO MANAGER	MANAGED THE SMALLER COMPANIES FUND SINCE
Litman/Gregory Fund Advisors, LLC	Kenneth Gregory, President Jeremy DeGroot, CFA, Chief Investment Officer	2003 2005
SUB-ADVISOR	PORTFOLIO MANAGER	MANAGED THE SMALLER COMPANIES FUND SINCE
Cove Street Capital, LLC	Jeff Bronchick, Principal, Portfolio Manager	2011
Friess Associates, LLC	Bill D’Alonzo, Chief Executive Officer and Chief Investment Officer	2003
Copper Rock Capital Partners, LLC	Tucker Walsh, Portfolio Manager	2006
First Pacific Advisors, LLC	Dennis Bryan, Partner Rikard Ekstrand, Partner	2010 2010
Wells Capital Management, Inc.	Richard Weiss, Senior Portfolio Advisor	2003

The following information replaces the table beginning on page 36 of the Prospectus.
(Changes are in bold face type and underlined)

PORTFOLIO MANAGER(S)/SUB-ADVISOR	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE
Bill D’Alonzo and Team Friess Associates, LLC	20%	Small- and mid-sized companies	Growth
Jeff Bronchick Cove Street Capital, LLC	20%	Small- and mid-sized companies	Value
Tucker Walsh Copper Rock Capital Partners, LLC	20%	Small- and mid-sized companies	Growth
Dennis Bryan Rikard Ekstrand First Pacific Advisors, LLC	20%	Small- and mid-sized companies	Value
Richard Weiss Wells Capital Management, Inc.	20%	Small- and mid-sized companies	Blend

The following text is inserted on page 37 of the Prospectus under the heading “Masters’ Select Smaller Companies Fund Portfolio Managers”

Jeffrey Bronchick, CFA
Cove Street Capital, LLC
2321 Rosecrans Avenue, Suite 3275
El Segundo, CA  90245

Jeff Bronchick is the portfolio manager responsible for the segment of the Smaller Companies Fund’s assets managed by Cove Street Capital, LLC (“Cove Street”).  Bronchick is the principal owner of Cove Street, which he founded in 2011. Prior to founding Cove Street, Bronchick was a partner at Reed Conner and Birdwell (“RCB”), which he joined in 1989 as a research analyst.  He was later promoted to Chief Investment Officer, portfolio manager and equity analyst, and co-portfolio manager for the CNI Charter RCB Small Cap Value Fund and co-managed RCB’s small-cap value investment strategy.  Prior to joining RCB, Bronchick did equity research and trading at Neuberger Berman, Bankers Trust and First Boston.   RCB was a sub-advisor to the Smaller Companies Fund from June 2007 through June 2011, and Bronchick was the co-manager of that segment of the Smaller Companies Fund during RCB’s tenure.

Bronchick is responsible for managing approximately 20% of the Smaller Companies Fund’s assets.  The objective of Bronchick’s fundamental research is to identify the best combination of attractive businesses, valuation, and shareholder-oriented management.  His small-cap universe consists of companies between $100 million and $3 billion.  Analysis of return on invested capital (“ROIC”) or “economic value” generation is the main driver in determining an attractive business.  Bronchick and his team of analysts identify potentially attractive “value” opportunities through the use of quantitative screens as well as qualitative industry research (e.g., company visits, trade journals, etc.).  The team’s valuation analysis relies on a combination of valuation methodologies.  Discounted cash flow (“DCF”) modeling is the primary valuation tool, but the team also looks at leveraged buyout statistics, private-market comparables, as well as implied market expectations.  When building the DCF, the team models out several years, with particular emphasis on the first three years.  Beyond that, the team uses a conservative longer-term growth assumption to provide a margin of safety.  Assessing and minimizing downside risk is important, so if there is not an adequate margin of safety, the team will not invest.  The team also looks at valuation multiples such as price-to-earnings, but uses this data more as a double check rather than as a means to value a stock.  The team also conducts scenario analysis to weigh sensitivities to different inputs (e.g., cash flow growth and discount rate) to build a more comprehensive picture of the underlying value and associated risks.

Bronchick places a strong emphasis on company management because he views management as the catalyst for earnings and valuation growth.  He and his team of analysts meet with or talk to management of all companies before investing in order to assess how they run the business, their integrity, and their commitment to shareholder value.  Bronchick also looks at how management is paid, its motivation to execute, and how they have executed in the past using ROIC as a management scorecard.

Factors that can lead Bronchick to sell a position are:

•	Overvaluation of stock
•	A management disappointment, change in fundamentals or change in course of business
•	Superior risk/reward candidate identified

A material drop in the price of a holding compared to its peer group will prompt a full review of the company by a second analyst in order to determine if a sale is in order or whether an opportunity to add to a position is at hand.

Please keep this Supplement with your Prospectus.